(LOSSES) GAINS ON DERIVATIVE INSTRUMENTS AND OTHER FINANCIAL ITEMS, NET (Tables)	12 Months Ended
Dec. 31, 2018
OTHER FINANCIAL ITEMS, NET [Abstract]
Derivative Instruments, Gain (Loss)
(Losses) gains on derivative instruments comprise of the following:

(in thousands of $)	2018	2017	2016
Mark-to-market adjustment for interest rate swap derivatives (see note 27)	604	6,614	2,818
Mark-to-market adjustment for equity derivatives (see note 27)	(30,663)	16,622	24,819
Mark-to-market adjustment for foreign exchange swap derivatives	(1,151)	821	(993)
Unrealized mark-to-market (losses) gains on Earn-Out Units (see note 19)	(7,400)	441	—
Interest income (expense) on undesignated interest rate swaps (see note 27)	8,069	(3,802)	(10,153)
	(30,541)	20,696	16,491

Components of other financial items, net
Other financial items, net comprise of the following:

(in thousands of $)	2018	2017	2016
Impairment of loan (1)	—	—	(7,627)
Financing arrangement fees and other costs	(244)	(677)	(404)
Amortization of debt guarantee	861	1,548	1,563
Foreign exchange loss on operations	(1,997)	(888)	(1,909)
Other	(101)	(52)	577
	(1,481)	(69)	(7,800)
(1) Given the announcement of a negative Final Investment Decision from the Douglas Channel Project consortium in 2014, we reassessed the recoverability of the loan and accrued interest receivables from the Douglas Channel LNG Assets Partnership ("DCLAP") and concluded that DCLAP would not have the means to satisfy its obligations under the loan. Accordingly, we recognized an impairment charge of $7.6 million in 2016.